UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

HashiCorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41121	32-0410665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street
Suite 700
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 301-3250

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000015 per share	HCP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on February 27, 2025 (the “Closing Date”) of the transaction contemplated by that certain Agreement and Plan of Merger, dated April 24, 2024 (the “Merger Agreement”), by and among International Business Machines Corporation, a New York corporation (“IBM”), McCloud Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of IBM (“Sub”), and HashiCorp, Inc., a Delaware corporation (“HashiCorp”).

On the Closing Date, pursuant to the Merger Agreement, Sub merged with and into HashiCorp (the “Merger”), with HashiCorp surviving the Merger as a wholly owned subsidiary of IBM (the “Surviving Corporation”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), which time occurred on the Closing Date, each share of HashiCorp’s Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) issued and outstanding immediately prior to the Effective Time (subject to certain customary exceptions specified in the Merger Agreement) was automatically canceled and converted into the right to receive $35.00 in cash, without interest (the “Per Share Price”), subject to applicable withholding taxes.

The information set forth in this Introductory Note is incorporated by reference into each item of this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

At the Effective Time, HashiCorp’s equity awards were treated as follows:

•

Each option to purchase shares of Common Stock (each, a “HashiCorp Option”) (whether vested or unvested) that was outstanding immediately prior to the Effective Time and that had an exercise price less than the Per Share Price was canceled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (1) the total number of shares of Common Stock covered by such HashiCorp Option immediately prior to the Effective Time multiplied by (2) the excess of (A) the Per Share Price over (B) the per share exercise price of such HashiCorp Option.

•	Each HashiCorp Option outstanding immediately prior to the Effective Time that had an exercise price equal to or greater than the Per Share Price was canceled for no consideration.

•

Each restricted stock unit covering shares of Common Stock subject to only service-based vesting conditions (each, a “HashiCorp RSU”) that was (A) held by any person who, as of immediately prior to the Effective Time, was a non-employee director, consultant or independent contractor of HashiCorp or any of its subsidiaries (whether or not such HashiCorp RSU was vested or unvested) or (B) outstanding immediately prior to the Effective Time (to the extent that such HashiCorp RSU was vested and unsettled), in each case, was canceled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (1) the Per Share Price multiplied by (2) the total number of shares of Common Stock covered by such HashiCorp RSU. The HashiCorp RSUs contemplated by this bullet are each referred to as a “Cashed-Out HashiCorp RSU.”

•

Each outstanding HashiCorp RSU that was not a HashiCorp Cashed-Out RSU (each, a “Rollover HashiCorp RSU”) was converted into an IBM restricted stock unit (an “IBM RSU”) representing a number of shares of IBM common stock (rounded down to the nearest whole share) determined by multiplying (1) the number of shares of Common Stock subject to such Rollover HashiCorp RSU immediately prior to the Effective Time by (2) the Exchange Ratio (as defined in the Merger Agreement). Such IBM RSUs are subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable to the Rollover HashiCorp RSUs.

•

Each restricted stock unit covering shares of Common Stock subject to both service-based and performance-based vesting conditions (each, a “HashiCorp PSU”) that was held by any person who, as of immediately prior to the Effective Time, was a non-employee director, consultant or independent contractor of HashiCorp or any of its subsidiaries (whether or not such HashiCorp PSU was vested or unvested) was canceled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (1) the Per Share Price multiplied by (2) the number of shares of Common Stock subject to such HashiCorp PSU immediately prior to the Effective Time (with any performance conditions deemed to be achieved at the target level). The HashiCorp PSUs contemplated by this bullet are each referred to as a “Cashed-Out HashiCorp PSU.”

•

Each HashiCorp PSU that was not a Cashed-Out HashiCorp PSU (each, a “Rollover HashiCorp PSU”) was converted into an IBM RSU representing a number of shares of IBM common stock (rounded down to the nearest whole share) determined by multiplying (1) the number of shares of Common Stock subject to such Rollover HashiCorp PSU immediately prior to the Effective Time (with any performance conditions deemed to be achieved at the target level) by (2) the Exchange Ratio. Such IBM RSUs are subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable to the Rollover HashiCorp PSU, except that any performance-based vesting schedule was converted into a service based-vesting schedule.

The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to HashiCorp’s Current Report on Form 8-K, filed by HashiCorp with the Securities and Exchange Commission (“SEC”) on April 24, 2024. Such exhibit is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Surviving Corporation notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq delist the Common Stock on the Closing Date. As a result, trading of the Common Stock on Nasdaq was suspended prior to the opening of trading on Nasdaq on the Closing Date. On the Closing Date, the Surviving Corporation also requested that Nasdaq file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Class A Common Stock under Section 12(g) of the Exchange Act and suspend HashiCorp’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act with respect to Class A Common Stock. As a result, the Class A Common Stock will no longer be listed on Nasdaq.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, the holders of shares of Common Stock ceased to have any rights as stockholders of HashiCorp, other than the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information set forth in Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of HashiCorp occurred and Sub has been merged with and into HashiCorp, with HashiCorp continuing as the surviving corporation and as a direct wholly owned subsidiary of IBM.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

At the Effective Time, pursuant to the Merger Agreement, David McJannet, Armon Memaran-Dadgar, Glenn Solomon, Susan St. Ledger, Todd Ford, Sigal Zarmi and David Henshall, each of whom was a director of HashiCorp as of immediately prior to the Effective Time, ceased to be a director of HashiCorp and a member of any committee of HashiCorp’s Board of Directors. At the Effective Time, Hiroki Minawa, J. Eric Reed and Sarah Sisney became the directors of HashiCorp.

At the Effective Time, pursuant to the Merger Agreement, David McJannet, Paul Warenski and Werner Schwok, each of whom was an officer of HashiCorp as of immediately prior to the Effective Time, ceased to be an officer of HashiCorp. At the Effective Time, Tarun Chopra, Jose Pires, Mark Hobbert, Sarah Sisney, Michael Barbosa, Pam McMinn and Catherine Buckley became officers of HashiCorp.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Merger, the certificate of incorporation of HashiCorp, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation filed herewith as Exhibit 3.1. Such exhibit is incorporated by reference.

Effective upon completion of the Merger, the bylaws of HashiCorp, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws filed herewith as Exhibit 3.2. Such exhibit is incorporated by reference.

Item 8.01	Other Events.

On the Closing Date, IBM issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 24, 2024, by and among International Business Machines Corporation, McCloud Merger Sub, Inc. and HashiCorp, Inc. (incorporated by reference to Exhibit 2.1 to HashiCorp’s Current Report on Form 8-K filed on April 25, 2024)*

3.1	Amended and Restated Certificate of Incorporation of HashiCorp, Inc.

3.2	Amended and Restated Bylaws of HashiCorp, Inc.

99.1	Press Release, dated February 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. HashiCorp will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025		HashiCorp, Inc.

	By:	/s/ Sarah Sisney
	Name:	Sarah Sisney
	Title:	Secretary